                                                                   EXHIBIT 10.59

                               SUPPLEMENT NO. 1 TO
                               SECURITY AGREEMENT

        SUPPLEMENT NO. 1 dated as of April 4, 2002 to the Security Agreement dated as of June 30, 1999, among DJ ORTHOPEDICS, LLC, a Delaware limited liability company (the "Borrower"), DJ ORTHOPEDICS, INC., a Delaware corporation (successor to Donjoy, LLC) ("New Holdings"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, New Holdings and the Borrower are referred to collectively herein as the "Grantors") and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

        A. Reference is made to (a) the Credit Agreement dated as of June 30, 1999 (as amended by Amendment No. 1 dated as of May 25, 2000 and Agreement dated as of July 13, 2000 and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, New Holdings, the lenders from time to time party thereto (the "Lenders"), Wachovia, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as Collateral Agent, and JP Morgan Chase Bank f/k/a The Chase Manhattan Bank, as Syndication Agent and as issuing bank (in such capacity, the "Issuing Bank") and (b) the Parent Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between New Holdings and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Guarantors and the Collateral Agent.

        B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

        C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, the Borrower is required to cause each Subsidiary that was not in existence or not a Subsidiary on the date of the Credit Agreement to enter into the Security Agreement as a Grantor upon becoming a Subsidiary that is a Subsidiary Loan Party. Section 7.15 of Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

        Accordingly, the Collateral Agent and the New Grantor agree as follows:

        SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

        SECTION 4. The New Grantor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

        SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

        SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

        SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

        IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                     DJ ORTHOPEDICS DEVELOPMENT CORPORATION, a
                                     Delaware corporation

                                     By:  /s/ LESLIE H. CROSS
                                          -------------------------------
                                          Name:  Leslie H. Cross
                                          Title: President and CEO
                                          Address: c/o dj Orthopedics, LLC
                                                   2985 Scott Street
                                                   Vista, CA 92083

                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                     Collateral Agent

                                     By:  /s/ HARRY E. ELLIS
                                          ------------------------------------
                                          Name:  Harry E. Ellis
                                          Title: Managing Director, Corporate &
                                                 Investment Banking

                                   SCHEDULE I

dj ORTHOPEDICS DEVELOPMENT CORPORATION

Location of Collateral
Chief Executive Office
2985 Scott Street
Vista, CA 92083